SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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EQUUS II INCORPORATED

(Name of Registrant as Specified in Its Charter)

Hank Nicodemus, 2727 Allen Parkway, 13th Floor, Houston, TX 77019

(Name of Person(s) Filing Proxy Statement)

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EQUUS II INCORPORATED

Notice of the 2005

Annual Meeting of Stockholders

Meeting Date:	June 14, 2005
Meeting Time:	9:00 a.m., CDT
Location:	Meeting Room No. 1, Ground Level,
Wortham Tower
2727 Allen Parkway
Houston, Texas 77019

Agenda

•	To approve a new management agreement between Moore, Clayton Capital Advisors, Inc and the Fund;

•	To elect 10 directors, each for a term of one year;

•	To ratify the appointment of the Fund’s independent auditor for fiscal 2005; and

•	To transact such other business as may properly come before the annual meeting.

Voting

All holders of record of shares of the Fund’s common stock (NYSE: EQS) at the close of business on May 2, 2005 (the “Record Date”), or their legal proxy holders, are entitled to vote at the meeting and any postponements or adjournments of the meeting.

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by mail. For specific instructions, please refer to the Questions and Answers, beginning on page 2 of this proxy statement and the instructions on the proxy card.

We are distributing this proxy statement and proxy form to stockholders on or about May 31, 2005.

By order of the Board of Directors,

HARRY O. NICODEMUS IV Secretary

May 27, 2005

Houston, Texas

EQUUS II INCORPORATED

2727 Allen Parkway, 13th Floor

Houston, Texas 77019

PROXY STATEMENT

This proxy statement contains information relating to the annual meeting of Equus II Incorporated (“EQS” or the “Fund”) to be held on Tuesday, June 14, 2005, beginning at 9:00 a.m., local time, at Meeting Room No. 1, Ground Level, Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019, and at any postponements or adjournments thereof, and is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the annual meeting. This proxy statement is being mailed to stockholders on or about May 31, 2005.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the approval of a new management agreement between the Fund and Moore, Clayton Capital Advisors, Inc. (“MCCA” or the “Proposed New Adviser”) (see Item 1), the election of directors (see Item 2), and the ratification of the Fund’s independent auditor (see Item 3). In addition, the Fund’s management will report on the performance of the Fund during 2004 and respond to questions from stockholders.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	for approval of the new management agreement (see Item 1);

•	for election of the nominated slate of directors (see Item 2); and

•	for ratification of the appointment of PricewaterhouseCoopers LLP as the Fund’s independent auditor (see Item 3).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withheld” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. The ten persons receiving the highest number of “For” votes will be elected.

Approval of Proposed Management Agreement. The affirmative vote of the lesser of 67% or more of the votes cast at the meeting or 50% of the outstanding shares of the Fund is required to approve the new management agreement. A properly executed proxy marked “Abstain” with respect to this proposal will not be voted in favor of or against the proposal although it will be counted as voted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted in favor of or against such matter, although it will be counted as voted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold shares in “street name” through a broker, bank, or other nominee, your broker, bank, or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

How are votes counted?

In the election of directors, you may vote “For” all of the nominees or your vote may be “Withheld” with respect to one or more of the nominees. For the other proposals, you may vote “For,” “Against,” or “Abstain.” If you “Abstain,” it has the same effect as a vote “Against.” If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Am I required to approve or reject all of the proposals as a group, or can I vote “Yes” for some proposals and “No” for others?

Each of the proposals discussed in this proxy statement is subject to a separate vote, and you should accept or reject each proposal on its own merits.

What will the Board do if either proposal 1 or 2 is approved, but both proposals are not approved?

The election of directors is expressly conditioned upon the approval of the proposed management agreement and other conditions necessary to close the sale of the Fund’s current investment adviser to MCCA. In other words, if the ten director nominees receive a sufficient number of votes, but the proposed management agreement does not and the sale does not close, the director nominees will not take office and the current management agreement will remain in effect. The current directors will remain the directors of the Fund and the Board will consider such alternative actions, if any, as are in the best interests of the Fund.

Who is entitled to vote at the meeting?

If you owned shares of the Fund on the Record Date, you are entitled to receive notice of and to participate in the annual meeting. A list of stockholders on the Record Date will be available for inspection at the Fund’s office at 2727 Allen Parkway, 13th Floor, Houston, Texas for ten days before the meeting.

What are the voting rights of holders of the Fund’s common stock?

You may cast one vote per share of the Fund’s common stock that you held on the Record Date on each proposal considered at the annual meeting. These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid identification. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in “street name” (that is, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

Parking is available at local garages; the fee for parking is $0.75 per hour.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 6,506,692 shares of the Fund’s common stock, representing the same number of votes, were outstanding. Thus, the presence of holders of the Fund’s common stock representing at least 3,253,346 votes will be required to establish a quorum.

Proxies received but marked as abstentions and broker non-votes that are voted on any matter will be included in the calculation of the number of shares considered to be present at the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders of the Fund hold their shares through a stockbroker, bank or, other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Fund. As the stockholder of record, you have the right to grant your voting proxy directly to the Fund or to vote in person at the annual meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

How can I vote my shares in person at the annual meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Can I change my vote after I return my proxy card?

Yes. You may change your proxy instructions at any time prior to the vote at the annual meeting. You may accomplish this by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ended June 30, 2005.

Who can I call if I have a question?

If you have any questions about this proxy statement, please call us at 713-529-0900 between 9:00 a.m. and 5:00 p.m., Central Daylight Time, Monday through Friday.

STOCK OWNERSHIP

Who are the largest owners of the Fund’s stock?

Based on a review of filings with the Securities and Exchange Commission (“SEC”), the Fund is aware of three beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock: Sam P. Douglass, Karpus Management, Inc., and Nolan Lehmann.

How much stock do the Fund’s directors and executive officers own?

The following table shows the amount of the Fund’s common stock beneficially owned (unless otherwise indicated) as of March 31, 2005, by (1) any person known to the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund’s common stock, (2) each director and nominee for director of the Fund, and (3) all officers and directors as a group. The number of shares beneficially owned by each entity, person, director, or executive officer is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose.

Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of March 31, 2005, or within 60 days after March 31, 2005, through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

	Amount and Nature of Beneficial Ownership
Name	Sole Voting and Investment Power	Options Exercisable Within 60 Days (1)	Other Beneficial Ownership		Total	Percent of Class Outstanding
Sam P. Douglass (2)	22,814	237,600	428,380	(3)	688,794	10.4%
Karpus Management, Inc. (4)	517,158	0	0		517,158	7.9%
Nolan Lehmann (5)	197,951	202,700	48,537	(6)	449,188	6.9%
Gregory J. Flanagan	9,267	19,801	1,289	(7)	30,357	*
Robert L. Knauss	791	19,801	512	(8)	21,104	*
Brad Orvieto	2,479	3,666	0		6,145	*
Gary R. Petersen	2,317	19,801	0		22,118	*
John W. Storms	9,237	18,701	0		27,938	*
Francis D. Tuggle	4,457	18,501	0		22,958	*
Edward E. Williams	47,781	19,801	0		67,582	1.0%
All directors and officers as a group (12 persons)	311,252	785,039	478,718		1,575,009	24.2%

*	Indicates less than one percent.

(1)	Reflects the number of shares that could be purchased by exercise of options available on April 30, 2005, or within 60 days thereafter under the 1997 Stock Incentive Plan.

(2)	Mr. Douglass’ address is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.

(3)	Includes (a) 33,149 shares held directly and in retirement accounts by Paula T. Douglass, Mr. Douglass’ wife, (b) 174,457 shares held by trusts for the benefit of members of Mr. Douglass’ family of which Mr. Douglass is the trustee and a lifetime beneficiary, a trust of which Mr. Douglass is the beneficiary, and a trust of which Mrs. Douglass is the beneficiary, and (c) 220,774 shares held by Equus Corporation International, a Delaware corporation of which Mr. Douglass is the Chairman of the Board and Chief Executive Officer. Mr. Douglass disclaims beneficial ownership of all shares not directly owned by him.

(4)	The address of Karpus Management, Inc. is 183 Sullys Trail, Pittsford, New York 14534. The address of and number of shares beneficially owned by Karpus Management, Inc. is based on the Schedule 13D/A filed by Karpus Management, Inc. with the SEC on April 7, 2005.

(5)	Mr. Lehmann’s address is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.

(6)	Includes (a) 6,778 shares held by Jeanne Lehmann, Mr. Lehmann’s spouse and (b) 41,759 shares held by Lehmann Investments, L.P., of which Mr. Lehmann is the general partner. Mr. Lehmann disclaims beneficial ownership of all shares not owned directly by him.

(7)	Includes 1,289 shares held by Mr. Flanagan’s spouse.

(8)	Includes 512 shares held by the Robert L. Knauss Defined Plan (the “Knauss Plan”) of which Mr. Knauss is a control person. Mr. Knauss disclaims beneficial ownership of the shares held by the Knauss Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the federal securities laws, the Fund’s directors, executive (and certain other) officers, and any persons holding more than ten percent of the Fund’s common stock are required to report their ownership of the Fund’s common stock and any changes in that ownership to the Fund and the SEC.

Specific due dates for these reports have been established by regulation and the Fund is required to report in this proxy statement any failure to file by these dates in 2004. Based upon a review of filings with the SEC and written representations that no other reports were required, we believe that all of our directors and executive officers complied during 2004 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, with the exception of a Form 3 to report the election of James Philip Walters as an executive officer of the Fund which was filed late.

As of March 30, 2005, we believe that all directors and officers are current in their filings. In making these statements, the Fund has relied on the written representations of its directors, officers and ten percent holders and copies of reports that they have filed with the SEC.

GOVERNANCE OF THE FUND

What are the duties of the Board of Directors?

The Board provides overall guidance and supervision with respect to the operations of the Fund and performs the various duties imposed on the directors of business development companies by the Investment Company Act. Among other things, the Board supervises the management arrangements of the Fund, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding, and transactions with affiliates. All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or unless the Investment Company Act or the Fund’s Restated Certificate of Incorporation or bylaws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the Investment Company Act). The Investment Company Act requires that a majority of the Fund’s directors be individuals who are not interested persons of the Fund.

Who are the current members of the Board?

The members of the Board of Directors on the date of this proxy statement and the committees of the Board on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Committee of Independent Directors	Committee to Study Methods for Enhancement of Shareholder Value	Governance and Nominating Committee
Sam P. Douglass
Gregory J. Flanagan		*	*	Chair
Robert L. Knauss	Chair		*		*
Nolan Lehmann
Brad Orvieto			*	*	*
Gary R. Petersen		Chair	*		*
John W. Storms	*	*	*		Chair
Dr. Francis D. Tuggle	*		*	*
Dr. Edward E. Williams			Chair	*

What committees has the Board established?

The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compensation Committee, a Committee of Independent Directors, and a Committee to Study Methods for the Enhancement of Shareholder Value.

Audit Committee

The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee was attached to the 2004 proxy statement and is available on the Fund’s website (www.equuscap.com). The Audit Committee met five times during 2004.

Each member of the Audit Committee is independent within the meaning of SEC regulations and the listing standards of the New York Stock Exchange (“NYSE”). Mr. Knauss, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

Committee of the Independent Directors

The functions of the Committee of the Independent Directors are to: recommend to the full Board approval of any management, advisory, or administration agreements; recommend to the full Board any underwriting or distribution agreements; review the fidelity bond and premium allocation; review any joint insurance policies and premium allocation; review and monitor the Fund’s compliance with procedures adopted pursuant to certain rules promulgated under the Investment Company Act; and carry out such other duties as the independent directors shall, from time to time, conclude are necessary in the performance of their duties under the Investment Company Act.

The Committee of Independent Directors met as needed at regularly scheduled Board Meetings. The Committee consists of all directors who are not “interested persons” of the Fund (as defined in the Investment Company Act).

Compensation Committee

The function of the Compensation Committee is to determine and issue stock options for officers of the Fund under the Equus II Incorporated 1997 Stock Incentive Plan (the “1997 Stock Incentive Plan”), which is the only form of compensation paid by the Fund to its officers for serving as such. The charter of the Compensation Committee is available on the Fund’s website (www.equuscap.com). The Committee met one time during 2004. All members of the Committee are independent within the meaning of the listing standards of the New York Stock Exchange.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance. The Committee selects individuals for nomination to the Board of Directors of the Fund. In addition, the Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board’s annual review of director independence and the Board’s performance self-evaluation. The Committee met two times during 2004.

All of the members of the Committee are independent within the meaning of SEC regulations and the listing standards of the NYSE. No member of the Committee is an “interested person” of the Fund as defined in the Investment Company Act.

Committee to Study Methods for the Enhancement of Shareholder Value

The function of the Committee to Study Methods for the Enhancement of Shareholder Value is to recommend to the Board plans and actions that might increase the value at which our common stock trades on the NYSE. The Committee held one meeting during 2004.

How does the Board select nominees for the Board?

The Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Fund’s Secretary or any member of the Governance and Nominating Committee in writing in care of Equus II Incorporated, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. To be considered by the Nominating and Governance Committee, stockholder nominations must be submitted before our fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Fund’s bylaws relating to stockholder nominations as described in “Additional Information—Advance Notice Procedures,” below. Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

Once the Governance and Nominating Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors considered by the Committee. If the Committee determines, in consultation with the other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The Chairman of the Committee and our Chairman of the Board will then interview a qualified candidate. A qualified candidate is then invited to meet the remaining members of the Committee and the other directors. The Committee then determines, based on the background information and information obtained in interviews, whether to recommend to the Board that a candidate be nominated to the Board.

Richard F. Bergner, Charles M. Boyd, Alan D. Feinsilver, Henry W. Hankinson, Anthony R. Moore, and James M. Walsh, who are being submitted to our stockholders for election as directors for the first time at the annual meeting, were identified and recommended to the Nominating and Governance Committee by Moore Clayton & Co., Inc.

The Committee believes a prospective nominee for director should, at a minimum, satisfy the following standards and qualifications and evaluates prospective nominees accordingly:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Fund;

•	the prospective nominee’s standards of integrity, commitment, and independence of thought and judgment;

•	the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	the extent to which the prospective nominee contributes to the range of talent, skill, and expertise appropriate for the Board.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the need for Audit Committee expertise. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

How does the Board determine which directors are considered independent?

The Board undertook its annual review of director independence in March 2005. During this review, the Board considered transactions and relationships between each director or any member of his immediate family and the Fund, including those reported under “Other Indirect Interests” below. The Board also examined transactions and relationships between directors or their affiliates and members of the Fund’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that all of the directors nominated for election at the annual meeting are independent of the Fund and its management with the exception of Sam P. Douglass and Anthony R. Moore. Messrs. Douglass and Moore are considered inside directors because of their employment or proposed employment as senior executives of the Fund or MCCA.

How often did the Board meet during 2004?

During 2004, the Board met in person four times. Each director attended at least 75% of all meetings held by the Board or the committees of the Board on which he served. The Fund does not have a policy about directors’ attendance at the annual meeting of stockholders. All directors attended the Fund’s annual meeting of stockholders in May 2004.

How are directors compensated?

During 2004, each director who was not an officer of the Fund received an annual fee of $20,000, plus $2,000 for each meeting of the directors attended, $1,000 for participation in each meeting conducted by telephonic conference, and $1,000 for each committee meeting attended, and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. The independent directors do not receive any additional compensation from the Fund or portfolio companies for any additional services rendered. Officers and directors of the Fund who are affiliated with management may serve as directors of portfolio companies and in such capacities may receive and retain directors’ fees and other compensation directly from the portfolio companies. Officers of the Fund do not receive cash compensation directly from the Fund, but are employed by and receive a salary from ECMC. The Fund established the 1997 Stock Incentive Plan to provide incentive compensation to its directors, officers, and employees.

The directors who were not officers of the Fund were paid an aggregate of $281,000 and $242,333 as compensation for the years ended December 31, 2004 and 2003, respectively.

Under the 1997 Stock Incentive Plan, each non-officer director serving at the time was granted an option to purchase 5,500 shares of the Fund’s common stock on November 4, 1997 (Mr. Orvieto was granted an option to purchase 5,500 shares following his election to the Board). In addition, each individual elected as a non-officer director is, on the first business day following the annual stockholders meeting, granted a stock option to purchase 2,200 shares of the Fund’s common stock at the closing sales price for shares of the Fund’s common stock on that date. In May 2004, the Fund granted options to purchase an aggregate 13,200 shares of stock at $7.72 per share to its directors. The Fund currently has no bonus, profit-sharing, pension, or retirement plan.

Under the 1997 Stock Incentive Plan the Fund may grant stock options to eligible directors and officers for up to the number of shares of the Fund’s common stock equal to 20% of the outstanding shares. At December 31, 2004, the Fund had outstanding stock options covering an aggregate of 809,000 shares. The Compensation Committee is responsible for granting awards of stock options under the 1997 Stock Incentive Plan.

Dollar Range of Equity Securities Beneficially Owned by Directors

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Sam P. Douglass	Over $100,000	Over $100,000(2)
Gregory J. Flanagan	$50,001-$100,000(3)	$50,001-$100,000(2) (3)
Robert L. Knauss	$1-$10,000(3)	$1-$10,000(2) (3)
Nolan Lehmann	Over $100,000	Over $100,000(2)
Brad Orvieto	$10,001-$50,000(3)	$10,001-$50,000(2) (3)
Gary R. Peterson	$10,001-$50,000(3)	$10,001-$50,000(2) (3)
John W. Storms	$50,001-$100,000(3)	$50,001-$100,000(2) (3)
Dr. Francis D. Tuggle	$10,001-$50,000(3)	$10,001-$50,000(2) (3)
Dr. Edward E. Williams	Over $100,000(3)	Over $100,000(2) (3)

(1)	Based on closing price of the Fund’s common stock on March 31, 2005.

(2)	Includes only shares of the Fund. No director or nominee for director of the Fund is a director of another fund in the Equus family of investment companies.

(3)	Excludes options exercisable within 60 days that are not in-the-money.

Compensation

The following table sets forth all compensation paid to the directors, and for each of the three highest paid officers who have aggregate compensation from the Fund in 2004 in excess of $60,000:

Name	Aggregate Compensation from the Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Long-term Compensation Awards Number of Securities Underlying Options
Sam P. Douglass*	$0	(1)	$ 0	0
Gregory J. Flanagan	43,000		0	2,200
Robert L. Knauss	47,500		0	2,200
Nolan Lehmann*	0	(1)	0	0
Brad Orvieto	35,500		0	2,200
Gary R. Petersen	43,500		0	2,200
John W. Storms	38,500		0	2,200
Francis D. Tuggle	38,000		0	2,200
Edward E. Williams	35,000		0	2,200

*	Designates an “interested person.”

(1)	Mr. Douglass and Mr. Lehmann do not receive a salary from the Fund.

Other Indirect Interests

Dr. Williams may be paid additional sums by Equus Capital Corporation, a wholly owned subsidiary of ECMC (“ECC”), in connection with ECC’s redemption of its Series C preferred stock. ECC has liquidated substantially all of its assets, but is retaining some cash for taxes, operating expenses, and contingencies. At December 31, 2004, the aggregate value of the assets held by ECC was $1,971,964, of which Dr. Williams had a 5.3% interest.

Options Granted During 2004

The following table contains information concerning the grant of stock options under the 1997 Stock Incentive Plan to directors and executive officers during 2004:

Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Directors and Officers in Fiscal Year 2004	Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
					5%($)	10%($)
Sam P. Douglass	0	0%	$—	—	$0	$0
Gregory J. Flanagan	2,200	14.3%	7.72	05/7/2014	27,665	44,052
Robert L. Knauss	2,200	14.3%	7.72	05/7/2014	27,665	44,052
Nolan Lehmann	0	0%	—	—	0	0
Brad Orvieto	2,200	14.3%	7.72	05/7/2014	27,665	44,052
Gary R. Petersen	2,200	14.3%	7.72	05/7/2014	27,665	44,052
John W. Storms	2,200	14.3%	7.72	05/7/2014	27,665	44,052
Francis D. Tuggle	2,200	14.3%	7.72	05/7/2014	27,665	44,052
Edward E. Williams	2,200	14.3%	7.72	05/7/2014	27,665	44,052

(1)

The amounts shown under these columns are the result of calculations at the 5% and 10% rates required by SEC rules and are not intended to forecast future appreciation of the Fund’s stock price. The potential realizable values are based on an assumption that the stock price of the shares of the Fund’s common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. The values do not take into account amounts required to be paid as income taxes or option provisions providing for termination of an option following termination of employment, nontransferability, or vesting over periods of up to four years.

Stock Option Exercises and Fiscal Year-End Values

The following table sets forth certain information concerning the value of options exercised during the last fiscal year and unexercised options held by the Fund’s Chief Executive Officer and the Fund’s four most highly compensated executive officers other than the CEO at December 31, 2004:

			Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In- the-Money Options at December 31, 2004(1)
	Shares Acquired On Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Sam P. Douglass	0	—	237,600	—	$85,536	—
Nolan Lehmann	12,500	$8,125	202,700	—	72,972	—
Gary L. Forbes	0	—	198,000	—	71,280	—
Harry O. Nicodemus IV	0	—	26,667	13,333	9,600	$4,800
James Philip Walters	0	—	0	0	0	0

(1)	The value is based on a closing sale price of $7.71 per share on December 31, 2004.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity Compensation Plans Approved by Security Holders	809,000	(1)	$8.68	382,438	(2)
Equity Compensation Plans Not Approved by Security Holders	0		N/A	0

Total	809,000		$8.68	382,438

(1)	Shares issuable pursuant to outstanding options under the 1997 Stock Incentive Plan.

(2)	Represents shares of the Fund’s common stock that may be issued pursuant to the 1997 Stock Incentive Plan.

Executive Officers of the Fund

Name, Address* and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director
Sam P. Douglass Age: 72	Chairman of the Board and Chief Executive Officer	One year; Chairman and CEO since 1991	Chairman of the Board and Chief Executive Officer of ECMC since 1983. Since December 1978, he has served as Chairman and Chief Executive Officer of Equus Corporation International (“ECI”), a privately owned corporation engaged in a variety of investment activities	None

Nolan Lehmann Age: 60	President and a director	One year; President and a director since 1991	President of ECMC since 1983	Allied Waste Industries, Inc.

Gary L. Forbes Age: 61	Vice President	Indefinite term/13 years	Vice President of ECMC since 1991	Consolidated Graphics, Inc. and NCI Building Systems, Inc.

Harry O. Nicodemus IV Age: 57	Vice President, Chief Financial Officer, Chief Accounting Officer, Secretary, and Compliance Officer	Indefinite term/one year	Vice President, Chief Financial Officer, Chief Accounting Officer, Secretary, and Compliance Officer since November 2003. From October 1999 to December 2002 he was Vice President and Chief Accounting Officer of US Liquids, Inc., a national provider of liquid waste management services. From February 1997 until August 1999, he was the Chief Financial Officer of American Residential Services, Inc., a national provider of services for heating, ventilating and air conditioning, plumbing and other systems in homes and small commercial buildings. Mr. Nicodemus is a certified public accountant.	Omega Protein Corporation

James Philip Walters Age: 49	Vice President	Indefinite term/ one year	Mr. Walters joined ECMC in June 2004 and was elected Vice President and Assistant Secretary in August 2004. From January 1999 to August 2003 he was Assistant Corporate Controller of US Liquids, Inc., a national provider of liquid waste management services. From June 1995 to January 1999, he was Corporate Budget Analyst for Waste Management, Inc. Mr. Walters is a certified public accountant.	None

*	The business address of each executive officer is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.

Executive officers receive no cash compensation from the Fund, but participate in the 1997 Stock Incentive Plan. See “Investment Management Agreement” and “Management Company” below. For a description of the business background of each of Messrs. Douglass and Lehmann see “Nominees for Director” below.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Fund under the Securities Act of 1933, Securities Exchange Act of 1934, or the Investment Company Act of 1940, except to the extent that the Fund specifically incorporates this Report by reference therein.

The charter of the Audit Committee specifies that the purpose of the Audit Committee is to assist the Board in its oversight of the integrity of:

•	the Fund’s financial statements,

•	the Fund’s compliance with legal and regulatory requirements,

•	the independence and qualifications of the Fund’s independent auditor, and

•	the performance of the Fund’s internal audit function and independent auditor.

The full text of the Committee’s charter was attached to the Fund’s 2004 proxy statement and is available on the Fund’s website (www.equuscap.com).

In furtherance of the foregoing purpose, the Committee’s authority and responsibilities include to:

•	review and oversee the Fund’s annual and quarterly financial statements;

•	recommend, for shareholder approval, the appointment of the Fund’s independent auditor, and oversee the compensation, retention, oversight, and other matters relating to the engagement or discharge of the independent auditor;

•	oversee the Fund’s financial controls and reporting processes;

•	review the Fund’s financial reporting and accounting standards and principles;

•	review the performance of the Fund’s internal audit function and the performance of the independent auditor;

•	review and investigate any matters pertaining to the integrity of management, including conflicts of interest or adherence to standards of business conduct; and

•	establish procedures for handling complaints involving accounting, internal accounting controls, and auditing matters.

The Committee met four times during 2004. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties. The Committee’s meetings include, whenever appropriate, executive sessions with the Fund’s independent auditor without the presence of management.

As part of its oversight of the Fund’s financial statements, the Committee reviews and discusses with both management and the Fund’s independent auditor all annual and quarterly financial statements prior to their issuance. During 2004, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with PricewaterhouseCoopers LLP of matters required to be disclosed pursuant to Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended), including the quality of the Fund’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-

audit fees and the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee, as amended).

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Fund’s audited financial statements for the year ended December 31, 2004, in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved, subject to shareholder ratification, the selection of PricewaterhouseCoopers LLP as the Fund’s independent accountants for fiscal 2005.

Submitted by:

Audit Committee

Robert L. Knauss, Chairman
John W. Storms
Dr. Francis D. Tuggle

ITEM 1 — APPROVAL OF NEW MANAGEMENT AGREEMENT

The Board is proposing that stockholders approve a new Management Agreement to be entered into between the Fund and Moore, Clayton Capital Advisors, Inc. A form of the Proposed Management Agreement (the “Proposed Management Agreement”) is attached as Exhibit A.

Reasons for the Proposal and Directors’ Recommendation

Equus Capital Management Corporation (“ECMC”) currently acts as the investment adviser to the Fund pursuant to a Management Agreement dated as of May 9, 1997, between the Fund and ECMC (the “Current Management Agreement”). The Board most recently provided its annual approval of the Current Management Agreement on May 5, 2005.

In January 2005, Equus Corporation International (“ECI”), the majority owner of ECMC, and Moore, Clayton & Co., Inc. (“Moore, Clayton”) entered into an agreement for Moore, Clayton to acquire ECI’s ownership interest in ECMC. As part of the overall transaction a proposal was also made for the Fund to enter into the Proposed Management Agreement with MCCA and a new administration agreement (the “Administration Agreement”) with Equus Capital Administration Company, Inc., or the Administrator, also a newly formed subsidiary of Moore, Clayton.

Since under the Investment Company Act the change in ownership of ECMC would result in the automatic termination of the Current Management Agreement, the Board appointed a special committee (the “Special Committee”) to review strategic alternatives for the Fund. The members of the Special Committee are Robert L. Knauss, Gregory J. Flanagan, and Gary R. Petersen. The Special Committee retained independent legal counsel to assist it in performing its duties. The Special Committee and the Board considered a number of alternatives, including (1) continuing the Current Management Agreement, (2) entering into the Proposed Management Agreement; (3) retaining an investment adviser other than MCCA; (4) merging the Fund with another business development company; and (5) liquidating the Fund.

The Special Committee and the Board, requested and received various materials relating to MCCA, including materials furnished by MCCA. These materials included information about MCCA’s personnel, organizational structure, operations, prior performance, and financial condition. The Special Committee and the Board also evaluated the ability of MCCA to provide a stable financial environment for the provision of services to the Fund. A number of the investment professionals within ECMC who are responsible for performing ECMC’s investment oversight function for the Fund are expected to continue to serve the same functions in their capacity as officers of MCCA under the Proposed Management Agreement.

The Board, including a majority of the independent directors, reviewed and approved the Proposed Management Agreement and the Administration Agreement at in-person meetings held on March 31, 2005 and April 6, 2005. At the March 31 meeting the Special Committee reported to the Board on its review and analysis. At the April 6 meeting the Board had the opportunity to meet with representatives of MCCA. In reviewing the agreements and materials, the Board received information and considered a variety of factors with respect to the fairness and reasonableness of the compensation to be paid to MCCA.

The Board also considered the commitment to the Fund’s future performance evidenced by Moore, Clayton’s commitment to purchase or arrange for the purchase of at least 27.5% of the outstanding shares of the Fund’s common stock within 90 days following stockholders’ approval of the Proposed Management Agreement. Moore, Clayton may make these purchases through privately arranged transactions with individual stockholders or in the public market. Such purchases will be made at prices negotiated between Moore, Clayton and the seller. Any such purchases will be made or arranged by Moore, Clayton away from the Fund, may not be offered to all stockholders, and will not be part of a stock repurchase or buyback program by the Fund. Moore, Clayton will not purchase any shares from current officers and directors of the Fund except for shares that may be issued by the Fund upon the exercise of currently outstanding stock options. Moore, Clayton does not have any agreement with any stockholder of the Fund to vote in favor of the Proposed Management Agreement.

Based upon the report of the Special Committee, its review of the information provided by MCCA and legal counsel, and following extensive discussions, the Board, including all of the independent directors, concluded that it was satisfied with the nature, extent, and quality of the services proposed to be provided by MCCA, that the amount and structure of the management fee proposed to be paid was reasonable with respect to the services to be provided, and that approving the Proposed Management Agreement was in the best interests of the Fund and its stockholders. The Board voted to recommend the Proposed Management Agreement to the Fund’s stockholders for their approval. One interested director abstained from such vote.

In considering the approval of the Proposed Management Agreement, the Board evaluated information and considered various factors, including the following:

•	Services to be Provided. The Special Committee and the Board reviewed the nature, extent, and quality of the investment advisory and management services proposed to be provided to the Fund by MCCA and found them sufficient to encompass the range of services necessary for the Fund to operate. The level and type of services to be provided under the Proposed Management Agreement are identical to the management services that had been provided under the Current Management Agreement.

•	Comparison of Management Fee and Expense Ratio to Other Funds. The Special Committee and the Board reviewed and considered comparative data with respect to (a) the expense ratios and the amount and structure of the expenses paid by Allied Capital Corp., American Capital Strategies Ltd., Capital Southwest Corp., Gladstone Capital Corp., and MVC Capital, Inc., five internally managed publicly-traded business development companies, for their operations and (b) the management fee and expense arrangements of Apollo Investment Corp, Ares Capital Corp., Prospect Energy Corp., and NGP Capital Resource Company, four externally-managed publicly-traded business development companies. The comparative data assisted the Board in assessing the fairness and reasonableness of the advisory and incentive fees to be paid under the Proposed Management Agreement as well as the total estimated expenses to be paid by the Fund. The Board noted that even though the advisory fee and expenses under the Proposed Management Agreement and the Administration Agreement would increase the Fund’s total expenses, the Fund’s estimated total expense ratio is comparable to, and in a number of cases less than, other business development companies. The Board noted that four business development companies that went public in 2004 adopted management fees based on total assets (including borrowed funds) rather than net assets and that the incentive fees payable under the Proposed Management Agreement would continue to be based on net assets. The Board concluded that the management fee and expense structure under the Proposed Management Agreement were fair and reasonable when compared to the management fee and expense structures of the other publicly-traded business development companies.

•	Experience of Management Team and Personnel. The Board considered that certain key personnel of ECMC will become employees of MCCA and will continue to provide services to the Fund and the experience of the members of the management team with respect to the specific types of investments the Fund proposes to make and their past experience with similar kinds of investments. The Special Committee and the Board reviewed the credentials and experience of officers and employees of MCCA who will provide investment advisory and other services to the Fund. The Special Committee and the Board discussed numerous aspects of the investment strategy with members of the management team. The Board also considered the potential flow of investment opportunities resulting from the numerous relationships of the management team, Moore, Clayton, and its affiliates within the investment community. Based on its review and the Special Committee’s recommendation, the Board concluded that the experience of the management team and personnel of MCCA were sufficient to provide the Fund with the services to be provided under the Proposed Management Agreement.

•	Investment Performance. The Board considered that Moore, Clayton (through its affiliated entities) has demonstrated its abilities as an investment adviser through the development and stock exchange listing on the London Stock Exchange Alternative Investment Market (AIM) of its affiliated companies in the energy management (MCC Energy Group, Inc,) and healthcare (LPMCC, LLC, which was subsequently acquired by Healthcare Enterprise Group) sectors. In addition, Moore, Clayton has provided advice to or assisted MakeMusic, Inc., New Planet Solutions, Inc., and Vividas PLC. Based on its review and the recommendation of the Special Committee, the Board concluded that Moore, Clayton has demonstrated the ability to work with portfolio companies, provide them with strategic and financial advice, and realize a return on their investment. In addition, the Board concluded that Moore, Clayton’s network should generate potential additional investments for the Fund.

•

Provisions of Proposed Management Agreement and Administration Agreement. The Board considered the terms of the Proposed Management Agreement and the extent to which the provisions of the Proposed Management Agreement and the Administration Agreement were comparable to the investment advisory agreements and the Administration Agreements of recently formed business development companies.

The Board concluded that (a) the terms of the Agreements were satisfactory and in line with market norms, (b) the services to be provided under the Agreements were reasonably necessary for the Fund’s operations, (c) the services to be provided were at least equal to the nature and quality of those provided by the others, and (d) the payment terms were fair and reasonable in light of usual and customary charges.

•	Payment of Expenses. The Board considered the manner in which the Administrator would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the Administration Agreement. The Board concluded that this structure was comparable to that of other recently organized publicly-traded business development companies.

•	Costs of Providing Services and Profit. The Special Committee and the Board considered the costs incurred by the Fund and ECMC to provide services to the Fund, the expected costs to be incurred by MCCA, the profit that MCCA may realize, and MCCA’s financial condition. Based on its review and the recommendation by the Special Committee, the Board concluded that MCCA is financially able to provide the Fund with the services enumerated in the Proposed Management Agreement. The Board considered that the costs initially incurred by the Fund will be greater under the Proposed Management Agreement than under the Current Management Agreement, but concluded that because of the decline in the net asset value of the Fund it could not be profitably managed under the Current Management Agreement and that the expense ratio of the Fund at the increased level is in line with other publicly-traded business development companies and should decline as the net asset value of the Fund increases. The Board considered the extent to which economies of scale may be realized as the Fund grows, but concluded that the Fund will have to grow substantially before any economies of scale may be realized. The Board concluded that any indirect benefits that Moore, Clayton may derive from MCCA’s relationship with the Fund were not material.

In considering the approval of the Proposed Management Agreement, the Board, including the independent directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant and the recommendation of the Special Committee, the Board, including the independent directors, concluded that MCCA has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Proposed Management Agreement; the costs of services to be provided and profits to be realized by MCCA are average in comparison to those of investment advisers of comparable funds; and the proposed advisory fee is fair and reasonable, given the nature, extent, and quality of the services to be provided by MCCA. In recommending that you approve the Proposed Management Agreement, the Board has taken the action which it believes to be in the stockholders best interests. In so doing, the Board was advised by independent counsel as to the matters to be considered and the standards to be used in reaching its decision.

The Board also considered the provisions of Section 15(f) of the Investment Company Act, which provides, in relevant part, that affiliated persons of ECMC may only receive an amount or benefit in connection with the sale of ECMC if (1) for a period of three years after the sale of ECMC at least 75% of the directors of the Fund are independent of MCCA and (2) an “unfair burden” is not imposed on the Fund as a result of the sale or any express or implied terms, conditions, or understandings applicable thereto. The Fund will comply with the requirements of Section 15(f) if the Proposed Management Agreement is approved.

Based on the information reviewed and the discussions among the board members, the Board, including all of the independent directors each of whom was present at the meeting, approved the Proposed Management Agreement and the Administration Agreement. One interested director abstained from the vote.

If the stockholders of the Fund do not approve the Proposed Management Agreement, the Proposed Management Agreement will not go into effect, the proposed directors (See Item 2) will not take office, and the Board will consider the appropriate action to take with respect to the investment advisory arrangement of the Fund.

Provided that a quorum is present, the approval of the Proposed agreement requires the affirmative vote of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the voting securities of the Fund present at the meeting, whichever is less.

—The Board recommends that each stockholder vote “For” approval of the Proposed Management Agreement.

Information Concerning Current Advisor

ECMC, was formed in 1983 and maintains its offices at 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. ECMC’s sole activity is to perform management, administrative, and investment advisory services for the Fund and to manage the dissolution of Equus Equity Appreciation Fund, L.P. ECMC is a registered investment adviser under the Investment Advisers Act of 1940.

The officers and directors of ECMC are:

Sam P. Douglass	Chairman of the Board and Chief Executive Officer
Nolan Lehmann	President
Paula T. Douglass	Director
S. Preston Douglass, Jr.	Director
Gary L. Forbes	Vice President
Harry O. Nicodemus IV	Vice President
James Philip Walters	Vice President

For a description of the business background of each of Messrs. Sam P. Douglass, Lehmann, Forbes, Nicodemus, and Walters see “Executive Officers of the Fund” above. The business address of ECMC’s officers and directors is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019, except for S. Preston Douglass, Jr. whose address is 2626 South Padre Island Drive, Corpus Christi, Texas 78413.

Paula T. Douglass, age 52, has been a director of Equus Corporation International (“ECI”), which has 80% voting control of ECMC, since December 1978 and a director of ECMC since July 1993. From February 1998 through November 2000, Ms. Douglass was Chairman and Chief Executive Officer of Cinema Film Systems, Inc. Ms. Douglass is the wife of Sam P. Douglass.

S. Preston Douglass, Jr. age 42, has been a director of ECMC since July 1993. He is Chairman, Chief Executive Officer and President of Corpus Christi Harley Davidson. Mr. Douglass is the son of Sam P. Douglass.

As a result of its stock ownership in ECMC, ECI has 80% voting control of ECMC.

Information Concerning New Adviser

MCCA is a wholly-owned subsidiary of Moore, Clayton, an international private equity investment and advisory firm with offices in Los Angeles, San Francisco, New York, London, Cape Town, and Johannesburg. Moore, Clayton specializes in strategic and financial advisory services for, and investment in, emerging and established companies operating in traditional industries. Established in 1999, Moore, Clayton also provides introductions and commercial opportunities through its worldwide contact network of professionals, financial intermediaries, and business executives. The firm works with its clients to explore the risks and rewards of a variety of transactional and strategic alternatives such as international agreements and negotiations, joint ventures, mergers and acquisitions, divestitures, privatizations, restructurings, and recapitalizations.

Moore, Clayton has approximately 75 employees and professional contract personnel. The firm currently advises approximately 80 small- to large-capitalization companies throughout the world. The principal shareholders of Moore, Clayton are Anthony R. Moore and Sharon J. Clayton.

Moore, Clayton formed MCCA in February 3, 2005, for the purpose of managing the Fund. MCCA will have its principal offices at 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. Prior to the effective date of the Proposed Management Agreement, MCCA will be registered as an investment adviser under the Investment Advisers Act of 1940. MCCA and Moore, Clayton will share many of the same personnel resources.

The officers and directors of MCCA are:

Anthony R. Moore	Chairman of the Board
Sharon J. Clayton	Co-Chairman of the Board
Paula T. Douglass	Vice Chairman
Sam P. Douglass	President
Kenneth I. Denos	Vice President and Secretary
Gary L. Forbes*	Vice President
Harry O. Nicodemus IV*	Vice President
James Philip Walters*	Vice President

* MCCA anticipates that each of these officers will be employed by MCCA. However, as of the date of this proxy statement none of such officers have entered into a written employment agreement with MCCA to continue as an officer.

For a description of the business background of each of Mr. Douglass, Mr. Forbes, Mr. Nicodemus, and Mr. Walters see “Executive Officers of the Fund” above. For a description of the business background of Paula T. Douglass see “Information Concerning Current Advisor.” The business address of Messrs. Douglass, Forbes, Nicodemus, and Walters and Ms. Douglass is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.

Anthony R. Moore, age 59, has been the Co-Chairman of the Board and Co-Chief Executive Officer of Moore, Clayton & Co., Inc., since July 1999. Since February 1, 2005, he has also served a Executive Vice Chairman of MCC Energy plc. From 1995 to July 1999, he was President and CEO of New Energy Ventures, Inc., a joint venture with UniSource Energy Corp. that provided electricity, energy products, services and technology based energy solutions to customers in deregulating energy markets primarily in California and the North-eastern U.S. From 1991 to 1995, he served as Chairman of Corporate Finance at Barclays de Zoete Wedd in London, where he also held the position of CEO of Global Investment Banking Services and was a member of the Board of Bankers Trust International. From 1982 to 1991, he held various senior positions with Goldman Sachs & Co., including Head of Investment Banking in Tokyo, Managing Director of Goldman Sachs Asia in Hong Kong, and Executive Director responsible for large corporate clients in London. Mr. Moore has a Bachelor of Arts degree from the University of Exeter. His business address is Aurora House, 5-6 Carlos Place, London, England W1K 3AP.

Sharon J. Clayton, age 41, has been Co-Chairman of the Board and Co-Chief Executive Officer of Moore, Clayton & Co., Inc since July 1999. From 1994 to 1999, she owned Presentations, an international strategic consulting firm. From 1993 to 1994, Ms. Clayton was the International Vice President of Business Development for a multi-national engineering controls company based in Toronto, Ontario. From 1988 to 1993 she was Director of Business Development for the Global Financial Services and Commercial Real Estate Industries at Johnson Controls, Inc. Ms. Clayton received a BSBA, (architectural engineering and marketing) from the University of Florida and an MBA, (general studies) from Georgia State University. Her business address is 2425 W. Olympic Boulevard, Suite 160 E, Santa Monica, California 90404.

Kenneth I. Denos, age 37, has been Executive Vice President, General Counsel, Secretary, and a director of Moore, Clayton & Co., Inc. since January 2001. Since February 1, 2005, he has also served as General Counsel of MCC Energy plc. Since April 1999 he has also served a Chairman and Chief Executive Officer of SportsNuts, Inc. From 1998 to 1999, Mr. Denos was General Counsel of SportsNuts.com, Inc., a subsidiary of SportsNuts, Inc. Since January 2002 he has also served as President of Kenneth I. Denos, P.C. From 1996 to 1998, Mr. Denos was an attorney with the firm of Jones, Waldo, Holbrook & McDonough, specializing in emerging technology companies. From 1995 to 1996, he worked with Utah Technology Finance Corporation, a small venture lending firm with $22 million under management. Mr. Denos received B.S. (Business Finance and Political Science), MBA, and J.D. degrees from the University of Utah. His business address is 11585 South State Street, Suite 102, Draper Utah 84020.

Description of the Current Management Agreement.

Under the Current Management Agreement ECMC provides, or arranges for suitable third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Fund and the conduct of its business. Such management and administrative services include providing the Fund with office space, equipment, facilities and supplies, and clerical services; keeping and maintaining the books and records of the Fund, and handling communications and correspondence with stockholders; preparing accounting, management and other reports; and providing such other managerial and administrative services as may be reasonably requested by the Fund to identify, evaluate, structure, monitor and dispose of the Fund’s investments. In return for its services and the expenses that ECMC assumes under the Current Management Agreement, the Fund pays ECMC, on a quarterly basis, a management fee equal to 0.5% of the net assets of the Fund on the last day of each calendar quarter (2% per annum). The management fee is payable quarterly in arrears. ECMC’s management fee from the Fund was $1,382,680 for the year ended December 31, 2004. The total net assets of the Fund as of December 31, 2004, were approximately $68.6 million.

Under the Current Management Agreement, the Fund bears all costs and expenses directly allocable and identifiable to the Fund or its business or investments, including all expenses with respect to investments or the acquisition or disposition thereof, expenses of registering the shares under federal and state securities laws, costs of printing proxies and other expenses related to meetings of stockholders, litigation expenses, costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments, fees of transfer agents and custodians, legal fees, fees of independent public accountants, expenses of printing and distributing reports to stockholders, securities holders and regulatory bodies, federal, state and local taxes, and other costs and expenses directly allocable and identifiable to the Fund or its business or investments.

The Board has also approved the annual payment of $50,000 to ECMC as compensation for providing certain investor communication services since 1994.

Certain officers and directors of the Fund serve as directors of portfolio companies in which the Fund has investments. In consideration for such service, such officers or directors may receive and retain fees and non-employee director stock options from such portfolio companies. During 2004 the officers and directors of the Fund received $131,750 of director fees from portfolio companies.

Management of the Fund receives incentive compensation through the grant of stock options pursuant to the Fund’s 1997 Stock Incentive Plan. As of December 31, 2004, options to purchase an aggregate of 678,300 shares of common stock of the Fund had been granted to the executive officers of the Fund and were outstanding under the stock incentive plan at a weighted average exercise price of $7.70 per share. Of the 809,000 outstanding options at December 31, 2004, 751,800 have exercise prices ranging from $7.43 to $9.03 and the remaining options have exercise prices ranging from $14.14 to $24.95. These options expire in November 2007 through May 2014.

The Current Management Agreement will continue in effect until the earlier of May 5, 2006, or the effective date of the Proposed Management Agreement. If the Proposed Management Agreement is not approved, the Current Management Agreement will continue in effect and from year-to-year thereafter provided such continuance is approved at least annually by (i) a vote of a majority of the outstanding shares of the Fund or (ii) a majority of the directors who are not “interested persons” of the Fund, at a meeting called for the purpose of voting on such approval. The Current Management Agreement may be terminated at any time, without the payment of any penalty, by a vote of the Board of Directors of the Fund or the holders of a majority of the Fund’s shares on 60 days’ written notice to ECMC, and would automatically terminate in the event of its “assignment” (as defined in the Investment Company Act).

Comparison of the Proposed Management Agreement and the Current Management Agreement; Reasons for Change in Incentive Compensation and Expense Reimbursement

Under both the Proposed Management Agreement and the Current Management Agreement, the Fund’s adviser is paid a basic management fee equal to 2% of the Fund’s net assets on an annual basis.

The Proposed Management Agreement differs from the Current Management Agreement under which investment advisory services are currently provided to the Fund with respect to the methods by which management is provided with incentive compensation and certain administrative expenses are covered. As a business development company, the Fund is permitted to provide incentive compensation in one of three ways: (1) through a stock option plan pursuant to which the Fund may grant options for up to 20% of its capital stock to management, (2) through a management agreement providing for an incentive fee equal to 20% of the Fund’s realized capital gain net of all realized capital loss and unrealized capital depreciation, or (3) a profit sharing plan pursuant to which management may receive benefits equal to 20% of the Fund’s net income after taxes in any year.

When the Fund was organized in 1984 its incentive fee structure was based on the 20% realized capital gain option. The advisory agreement in effect from 1984 to 1997 did not include a separate incentive compensation feature based on investment income. In 1997, the Board proposed and the Fund’s stockholders approved ending the payment of incentive compensation in cash and switching to a stock option plan. However, the stock option plan has not proved satisfactory as a means of providing incentive compensation to management. Under the

Proposed Management Agreement incentive compensation would again be based on the 20% realized gain option (including 20% of net investment income) and the stock option plan would be discontinued.

As a regulated investment company, or RIC, the Fund is generally required to distribute all of its capital gains to its stockholders in order to avoid double taxation. When the Fund pays a dividend, its net asset value decreases by the amount of the dividend and the market price of its shares also generally declines by a like amount. The exercise prices of options granted under the stock option plan are fixed on the date that the options are granted and are not adjusted to take into account any subsequent capital gain dividend. To address this problem, in 2001 the Fund amended the stock option plan to provide that the option exercise price could be reduced by the amount of any dividends paid by the Fund. However, subsequently, the SEC advised the Fund that the adjustment of the exercise price to take into account dividends paid by the Fund was not permitted under the Investment Company Act of 1940.

Without the ability to adjust option exercise prices for dividends paid by the Fund, the stock option plan does not provide appropriate incentive to management. Therefore, the Board proposes to discontinue the stock option plan as a means of providing incentive compensation and recommending a management agreement that provides for payment of incentive compensation in the form of 20% of the Fund’s net realized capital gain less unrealized capital depreciation paid on an annual basis and 20% of the excess, if any, of the Fund’s net investment income for a quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of the Fund’s net assets.

The proposed management structure also changes the method by which certain administrative expenses of the Fund are paid. Under the Current Management Agreement all administration expenses of the Fund, including rent, technology systems, printing, mailing, long distance telephone, copying, secretarial and other staff, and supplies incurred by the Fund or ECMC in connection with administering the Fund’s business are borne by ECMC. Under the Current Management Agreement there is no differentiation between administrative expenses incurred with respect to the provision of investment advisory services and other administrative services and the Fund does not bear the costs of any salaries of the individuals who serve as officers of the Fund. As partial compensation for these services, the Board has approved an annual $50,000 payment to ECMC for providing investor communication services since 1994.

Under the new Administration Agreement the Fund will be responsible for the costs and expenses of administering the Fund’s business, including rent, technology systems, printing, mailing, long distance telephone, copying, secretarial and other staff, and supplies, incurred by ECMC or the Administrator in connection with administering the Fund’s business not to exceed $450,000 per year, including payments based upon the Fund’s overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the allocable portion of the salaries and benefits of the Fund’s officers and their respective staffs.

If the Proposed Management Agreement and the Administration Agreement had taken effect on January 1, 2004, the Fund would have paid aggregate management fees and incentive compensation to MCCA for 2004 of $1,382,680 and an administrative reimbursement of $450,000. In 2004, the Fund’s performance would not have resulted in any incentive payments under the Proposed Management Agreement.

Summary Comparison of Current Management Agreement and Proposed Management Agreement

	Management Agreement from 1984 to 1997	Current Management Agreement	Proposed Management Agreement
Base management Fee	2% of net assets	2% of net assets	2% of net assets

Incentive compensation	20% of realized capital gains net of realized capital losses and unrealized capital depreciation on a cumulative basis less the aggregate amount of incentive fees previously paid	Options on up to 20% of the issued and outstanding shares of common stock of the Fund

20% of realized capital gains net of realized capital losses and unrealized capital depreciation on a cumulative basis calculated from the effective date less the aggregate amount of incentive fees previously paid, and

20% of the excess, if any, of the Fund’s net investment income for a quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of the Fund’s net assets

Reimbursement provision	If incentive fees previously paid exceed 20% of net realized capital gains less unrealized capital depreciation in current period, manager is required to repay excess	Not Applicable	None

Administrative expenses	Administrative expenses borne by the manager. Manager received compensation for providing certain investment communication services. $50,000 per year from 1994 to 1997	Administrative expenses borne by the manager. $50,000 annual reimbursement for communication expenses	All non-advisory expenses up to $450,000 borne by the Fund

Description of the Proposed Management Agreement

Investment Duties

Subject to the overall supervision of the Board, MCCA will act as investment adviser to the Fund and will manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objectives and policies. The following description is qualified in its entirety by reference to Exhibit A attached hereto. Under the terms of the Proposed Management Agreement, MCCA will provide any and all management and investment advisory services necessary for the operation and conduct of the Fund’s business and will:

•	determine the composition of the Fund’s portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;

•	identify, evaluate, and negotiate the structure of the Fund’s investments;

•	monitor the performance of, and manage the Fund’s investments;

•	determine the securities and other assets that the Fund will purchase, retain, or sell and the terms on which any securities are purchased or sold;

•	arrange for the disposition of the Fund’s investments;

•	recommend to the Board the fair value of the Fund’s investments that are not publicly traded debt or equity securities based on the Fund’s valuation guidelines;

•	vote proxies in accordance with the proxy voting policy and procedures adopted by the adviser; and

•	provide the Fund with such other investment advice, research, and related services as the Board may, from time to time, reasonably require for the investment of the Fund’s assets.

MCCA’s services under the Proposed Management Agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with the Fund and directly compete with the Fund for particular investments, so long as its services to the Fund are not impaired by the provision of such services to others. Under the Proposed Management Agreement and to the extent permitted by the Investment Company Act, MCCA will also provide on the Fund’s behalf significant managerial assistance to those portfolio companies to which the Fund is required to provide such assistance under the Investment Company Act and who require such assistance from the Fund.

Management Fee

Pursuant to the Proposed Management Agreement, the Fund will pay MCCA a fee for management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated quarterly as 0.50% of the Fund’s net assets (2% per year). The base management fee will be payable quarterly in arrears. Base management fees for any partial quarter will be appropriately pro rated.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, will equal 20% of the excess, if any, of the Fund’s net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of the Fund’s net assets (defined as total assets less total liabilities, determined in accordance with generally accepted accounting principles). For this purpose, net investment income means interest income, dividend income, and any other income (including any other fees, such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the fiscal quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, any interest expense, and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fee) provided, however, that with respect to any special, one-time, nonrecurring (paid on less than a quarterly basis), or extraordinary payment of interest or dividend income received or accrued by the Company during any fiscal quarter, no more than 25% of such payment shall be allocated to any fiscal quarter. Net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest, and zero coupon securities), accrued income that the Fund has not yet received in cash. Net investment income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. The calculations will be appropriately pro rated for any period of less than three months.

The second part of the incentive fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Proposed Management Agreement, as of the termination date), and will equal (1) 20% of (a) the Fund’s net realized capital gain (realized capital gains less realized capital losses) on a cumulative basis from effective date of the Proposed Management

Agreement to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees paid to MCCA in prior fiscal years.

MCCA will not be obligated to reimburse the Fund for any Capital Gains Fee paid in a prior year or on liquidation if the cumulative Capital Gains Fees paid to MCCA in prior years exceeds the cumulative Capital Gain Fees that MCCA would be entitled to in the current year or on liquidation.

Realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the fair value of the security on the effective date of the Proposed Management Agreement (using fair value on March 31, 2005, as a baseline). Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the fair value of such security on the effective date of the Proposed Management Agreement. Unrealized capital depreciation on a security will be calculated as the amount by which the fair value of such security on the effective date of the Proposed Management Agreement exceeds the fair value of such security at the end of a fiscal year. All fiscal year-end valuations will be determined in accordance with generally accepted accounting principles and the Investment Company Act.

Examples of Incentive Fee Calculation

Investment Income Related Portion of Incentive Fee:

Summary

Example 1 shows net investment income for the fiscal quarter that is less than the hurdle rate and, therefore, results in no incentive fee. Example 2 shows net investment income that exceeds the hurdle rate and, therefore, results in an incentive fee. Investment income includes, interest, dividends, and fees for the fiscal quarter and is expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter. Net investment income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation.

Investment Income

	Example 1	Example 2
Hypothetical investment income	2.20%	3.20%
Less: Management fee[1]	0.50%	0.50%
Less: Other expenses[2]	0.50%	0.50%

Net investment income	1.20%	2.20%

[1]	Quarterly base management fee.

[2]	Administration agreement payments, legal, interest expense, accounting, custodian, transfer agent, etc. Does not include either the investment income or capital gains incentive fees. The 0.50% is an estimate for purposes of this example. The actual other quarterly expenses may be higher or lower.

Investment Income Portion of Incentive Fee Calculation

	Example 1	Example 2
Does income exceed hurdle rate?
Net investment income	1.20%	2.20%
Less: Hurdle rate	2.00%	2.00%

Amount in excess of hurdle rate	0.00%	0.20%
Multiplied by incentive fee rate	20.00%	20.00%

Total investment income portion of incentive fee	0.00%	0.04%

Capital Gains Portion of Incentive Fee:

Summary

The hypothetical amounts of realized capital gains, realized capital losses and the change in unrealized capital depreciation in the following example are shown as percentages of net asset value.

Year

Capital gains portion of incentive fee =

20% x (cumulative realized capital gains - (cumulative realized capital losses + unrealized capital depreciation at year end)) -
the aggregate amount of incentive fees paid in prior years

Year 1 Assumption: No realized capital gains, 1% realized capital losses, and 2% unrealized capital depreciation at year end.	= [20% x (0% - (1% +2%))] - 0%
= [20% x (-3%)] - 0%
=-0.6%
= no incentive fee

Year 2 Assumption: 6% cumulative realized capital gains, 1% additional realized capital losses, and 1% unrealized capital depreciation at year end.	= [20% x (6% - (2% + 1%))] - 0%
= [20% x 3%] - 0%
= 0.6%

Year 3 Assumption: 10% cumulative realized capital gains, 1% additional realized capital loss, and 2% unrealized capital depreciation at year end.	= [20% x (10% - (3% + 2%))] - 0.6%
= [20% x 5%] - 0.6%
= 1% - 0.6%
= 0.4%

Payment of Our Expenses

All investment professionals of the Fund and MCCA and their respective staffs, when and to the extent engaged in providing management and investment advisory services necessary for the operation and conduct of the Fund’s business, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by MCCA. The Fund will bear all other costs and expenses of its operations and transactions. See “Administration Agreement.”

Any fees payable to officers or directors of the Fund while serving as director of portfolio companies will be pooled by MCCA and distributed its officers ad employees in accordance with its compensation plan.

Duration and Termination

Unless terminated earlier as described below, the Proposed Management Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by the Board or by the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, including, in either case, approval by a majority of the Fund’s independent directors. The Proposed Management Agreement will automatically terminate in the event of its assignment. The Proposed Management Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.

Standard of Care

The Proposed Management Agreement provides that, except for the disabling conduct set forth in Sections 17(h) and 17(i) of the Investment Company Act, the Fund will indemnify MCCA and its officers, managers, agents, employees, committee members, controlling persons, members, and any other person or entity affiliated with MCCA and hold them harmless from and against all damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred in or by reason of any pending, threatened, or completed action, suit, investigation, or other proceeding whether civil, criminal, administrative, or investigative (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of MCCA’s duties or obligations under this Proposed Management Agreement or otherwise as an investment adviser of the Fund. Absent a court determination that the person seeking indemnification was not liable by reason of the disabling conduct set forth in Sections 17(h) and 17(i) of the Investment Company Act, the decision by the Fund to indemnify such person will be based upon the reasonable determination, based upon a review of the facts, that such person was not liable by reason of such disabling conduct, by (a) the vote of a majority of the Fund’s independent directors who are not parties to such action, suit, or proceeding or (b) an independent legal counsel in a written opinion. The Proposed Management Agreement provides that, except for the “disabling conduct” set forth in Sections 17(h) and 17(i) of the Investment Company Act, MCCA and officers, managers, agents, employees, controlling persons, members, and any other person or entity affiliated with MCCA shall not be liable to the Fund, or any stockholder of the Fund, for any error of judgment, mistake of law, any loss or damage with respect to any investment of the Fund, or any action taken or omitted to be taken by MCCA in connection with the performance of any of its duties or obligations under the Proposed Management Agreement or otherwise as an investment adviser of the Fund.

Administration Agreement

Pursuant to the Administration Agreement, Equus Capital Administration Company, Inc., (the “Administrator”) will furnish the Fund with office facilities, equipment, and clerical, bookkeeping, and record keeping services at such facilities. Under the Administration Agreement, the Administrator also will perform, or oversee the performance by third parties of, the Fund’s required administrative services, which include being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s stockholders and reports filed with the SEC. In addition, the Administrator will assist the Fund in determining and publishing its net asset value, oversee the preparation and filing of the Fund’s tax returns, and the printing and dissemination of reports to stockholders and generally oversee the payment of the Fund’s expenses and the performance of administrative and professional services provided to the Fund by others. To the extent permitted under the Investment Company Act, the Administrator may also provide, on the Fund’s behalf, significant managerial assistance to the Fund’s portfolio companies. Payments under the Administration Agreement will be equal to the costs and expenses incurred by the Administrator in connection with administering the Fund’s business (including rent and the allocable portion of the salaries and benefits of the Fund’s officers and their respective staffs) up to a maximum of $450,000 per year. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, except for the “disabling conduct” set forth in Section 17(i) of the Investment Company Act, the Fund will indemnify, defend, protect, and hold harmless the Administrator and its officers, managers, agents, employees, committee members, controlling persons, shareholders, and any other person or entity affiliated with the Administrator from and against all damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Administrator in or by reason of any pending, threatened, or completed action, suit, investigation, or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Administrator’s duties or obligations under the Administration Agreement or otherwise as administrator for the Fund. The satisfaction of any indemnification and any holding harmless hereunder shall be from and limited to assets of the Fund. Absent a court determination that the person seeking indemnification was not liable by reason of “disabling conduct” within the meaning of Sections 17(h) and 17(i) of the Investment Company Act, the decision by the Fund to indemnify such person shall be based upon the reasonable determination, based upon a review of the facts, that such person was not liable by reason of such disabling conduct, by (a) the vote of a majority of the Fund’s directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act and who are not parties to such action, suit, or proceeding or (b) an independent legal counsel in a written opinion. The Administration Agreement also provides that, except for the “disabling conduct” set forth in Section 17(i) of the Investment Company Act, the Administrator and its officers, managers, agents, employees, controlling persons, members, and any other person or entity affiliated with the Administrator will not be liable to the Fund, or its stockholders, for any error of judgment, mistake of law, or any action taken or omitted to be taken by the Administrator in connection with the performance of any of its duties or obligations under this Agreement or otherwise as administrator for the Fund.

ITEM 2 — ELECTION OF DIRECTORS

The bylaws of the Fund provides for a minimum of three and a maximum of fifteen directors (a majority of whom must be directors who are not “interested persons” as defined in the Investment Company Act). There are currently nine directors, including seven independent directors. The Board is nominating ten individuals for election as directors, including eight independent directors. The nominees receiving an affirmative vote of a plurality of the shares entitled to vote and present, either in person or by proxy, at the annual meeting, will be elected as members of the Board.

The election of directors is expressly conditioned upon the approval of the Proposed Management Agreement and other conditions necessary to close the sale of the Fund’s current investment adviser to MCCA. In other words, if the ten director nominees receive a sufficient number of votes, but the Proposed Management Agreement does not and the sale does not close, the director nominees will not take office and the Current Management Agreement will remain in effect. The current directors will remain the directors of the Fund and the Board will consider such alternative actions, if any, as are in the best interests of the Fund.

The current term of office of all of the Fund’s directors expires at the 2005 annual meeting and upon the election and qualification of their successors in office. The Board proposes that the following nominees be elected for a new term of one year and until their respective successors have been duly elected and qualified or until they resign, die, or are removed from office. Each of the nominees has consented to serve if elected. The Board knows of no reason why any nominee for director would be unable to serve as a director. If at the time of the annual meeting any nominee is unable or unwilling to serve as a director of the Fund, the persons named as proxies will vote for a substitute nominee designated by the Board.

Nominees for Director*

Independent Directors

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director
Richard F. Bergner; 5718 Westheimer, Suite 700 Houston, Texas 77057 Age: 75	Director Nominee	One year; not applicable	Attorney	None

Charles M. Boyd Department of Otolaryngology Univ. of Mich. Health System 1904 Taubman Health Care Center Ann Arbor, MI 48109-0312 Age: 39	Director Nominee	One year; not applicable	Associate Chief of Staff, Office of Clinical Affairs, Univ. of Michigan since 2004; Assistant Professor, Dept. of Dermatology, Div. of Cutaneous Oncology and Dept. of Otolaryngology Head and Neck Surgery, Div. of Facial Plastic Surgery, Univ. of Michigan since 1999.	None

Alan D. Feinsilver; 4400 Post Oak Parkway, Ste. 2250 Houston, Texas 77027 Age: 57	Director Nominee	One year; not applicable	Vice President of HGG Investments, Inc., a private investment fund based in Houston, Texas since 1991; founder and owner of The Overbrook Company, a private investment entity with primary emphasis on investment in real estate based in Houston, Texas since 1984.	ACR Group, Inc.

Gregory J. Flanagan; 2000 Sam Houston Parkway, Suite 2000 Houston, Texas 77024 Age 59	Director	One year; director since 1992	Area President of Arthur J. Gallagher & Co. since December 15, 2000. From January 1997 to December 2000, he was a Vice President of Arthur J. Gallagher & Co.	None

Henry W. Hankinson; 4480H S. Cobb Dr., Ste. 359 Smyrna, Georgia 30080 Age: 63	Director Nominee	One year; not applicable	Chief Executive Officer of The VenSales Group, Inc. since 2001; Chief Operating Officer and director of Conexys Corporation Ltd. from 1999 to 2001; Chief operating officer of Makshaff Services, Ltd. from 1996 to 1999.

Robert L. Knauss; P.O. Box 40 5580 FM 1697 Burton, Texas 77835 Age 73	Director	One year; director since 1991	Chairman and Principal Executive Officer of Philip Services Corp.** from April 2002 to December 31, 2003; Chairman and Chief Executive Officer of Baltic International USA, Inc. since January 1994.	The Mexico Fund, Inc., XO Communications, Inc., and Baltic International USA, Inc.

Dr. Francis D. Tuggle; One University Drive Orange, California 92866 Age 61	Director	One year; director since 1991	Dean and Professor at the George L. Argyros School of Business and Economics at Chapman University since July 2002. Professor at the Kogod College of Business Administration at American University from July 1999 to June 2002 where he was Dean from July 1990 to June 1996.

James M. Walsh; 55 Prentice Lane Mendham, New Jersey 07945 Age: 57	Director Nominee	One year; not applicable	Managing Principal of Walsh Advisors LLC since 2002; from November 2000 to June 2002 he directed a task force at Zurich Financial Services in connection with its Pan-European banking strategy; from 1998 to 2000 he was a Managing Director of SG Cowan Securities Corporation; from 1996 to 1998 he was Chief Operating Officer of Societe Generale Securities Corporation.

*	There are no other funds in the fund complex.

**	Phillips Service Corp. commenced a reorganization proceedings under Chapter 11 of the United States Bankrutpcy Code in 2001.

Interested Directors*

Sam P. Douglass; 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age 71	Chairman of the Board and Chief Executive Officer	One year; Chairman and CEO since 1991	Chairman of the Board and Chief Executive Officer of ECMC since 1983. Since December 1978, he has served as Chairman and Chief Executive Officer of Equus Corporation International (“ECI”), a privately owned corporation engaged in a variety of investment activities

Anthony R. Moore; Aurora House 5-6 Carlos Place London W1K 3AP Age: 59	Director Nominee	One year; not applicable	Co-Chairman of the Board and Co-Chief Executive Officer of Moore, Clayton & Co., Inc. since July 1999. From 1995 to July 1999, he was President and CEO of New Energy Ventures, Inc., a joint venture with UniSource Energy Corp. that provided electricity, energy products, services and technology based energy solutions to customers in deregulating energy markets primarily in California and the North-eastern U.S. From 1991 to 1998, he served as Chairman of Corporate Finance at Barclays de Zoete Wedd in London, where he also held the position of CEO of Global Investment Banking Services and was a member of the Board of Bankers Trust International. From 1982 to 1991, he held various senior positions with Goldman Sachs in Tokyo, Hong Kong, and London.

*	Director is an “interested director” (as defined in the Investment Company Act. Mr. Douglass and Mr. Moore are deemed to be interested directors by reason of their affiliation with the Fund’s investment adviser, Equus Capital Management Corporation and proposed adviser, Moore Clayton Capital Advisers, Inc.

Richard E. Bergner, Charles M. Boyd, Alan D. Feinsilver, Henry W. Hankinson, and James M. Walsh were initially identified and recommended to the Governance and Nominating Committee by MCCA.

Dollar Range of Equity Securities Beneficially Owned by Nominees

Name of Director Or Nominee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Richard F. Bergner	None	None
Charles M. Boyd	None	None
Sam P. Douglass	Over $100,000	Over $100,000(2)
Alan D. Feinsilver	None	None
Gregory J. Flanagan	$50,001-$100,000(3)	$50,001-$100,000(2)(3)
Henry W. Hankinson	None	None
Robert L. Knauss	$1-$10,000(3)	$1-$10,000(2)(3)
Anthony R. Moore	None	None
Francis D. Tuggle	$10,001-$50,000(3)	$10,001-$50,000(3)
James M. Walsh	None	None

(1)	Based on closing price of EQS common stock on March 31, 2005.

(2)	Includes only shares of the Fund. No director or nominee for director of the Fund is a director of another fund in the Equus family of investment companies.

(3)	Excludes options exercisable within 60 days that are not in-the-money.

Compensation

The following table sets forth all compensation paid to the director nominees in 2004 or estimated to be paid to the nominees for the year ending December 31, 2005, for director nominees who were not previously directors of the Fund:

Name	Aggregate Compensation from the Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Long-term Compensation Awards Number of Securities Underlying Options
Richard F. Bergner	$30,000	(1)	$0	0
Charles M. Boyd	30,000	(1)	0	0
Sam P. Douglass*	0	(2)	0	0
Alan D. Feinsilver	30,000	(1)	0	0
Gregory J. Flanagan	43,000		0	2,200
Henry W. Hankinson	30,000	(1)	0	0
Robert L. Knauss	47,500		0	2,200
Anthony R. Moore*	0	(2)	0	0
Francis D. Tuggle	38,000		0	2,200
James M. Walsh	30,000	(1)	0	0

*	Designates an “interested person.”

(1)	Estimated

(2)	Mr. Douglass and Mr. Moore do not receive a salary from the Fund.

The Board unanimously recommends that each stockholder vote “For” each of the persons nominated by the Board.

ITEM 3 — RATIFICATION OF THE SELECTION OF THE INDEPENDENT

AUDITOR FOR THE FUND

The Audit Committee has selected the accounting firm of PricewaterhouseCoopers LLP (“PwC”) to audit the Fund’s financial statements for, and otherwise act as the Fund’s independent accountants with respect to the fiscal year ending December 31, 2005. The Fund’s employment of PricewaterhouseCoopers LLP is conditioned on the Fund’s right to terminate such employment at any time without any penalty. In accordance with the Audit Committee’s resolution, the selection of PwC for the current fiscal year is submitted to stockholders for ratification. The Fund knows of no direct or indirect financial interest of PwC in the Fund. PwC has served as the Fund’s independent auditor since July 2002.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of the stockholders.

In the event the stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

Audit Fees and All Other Fees

Aggregate fees for professional services provided to the Fund by PwC for the years ended December 31, 2004 and 2003, were as follows:

Services Provided	2004	2003
Audit fees (1)	$114,200	$96,050
Audit-related fees	0	0
Tax	0	0
All other	0	0

Total	$114,200	$96,050

(1)	Audit fees include the annual audit of the Fund’s financial statements and reviews of the Fund’s quarterly reports on Form 10-Q.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed by PwC or any independent auditor engaged by the Fund and any non-audit services provided by PwC to ECMC, and any entity controlling, controlled by, or under common control with ECMC, subject to the de minimis exception for non-audit services set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X that are approved by the Audit Committee before completion of the audit. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-audit services include certain services that are audit-related such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the auditor to the Fund or to ECMC without jeopardizing the auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Fund’s or ECMC’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Audit Committees procedures require approval of the engagement of the auditor for each fiscal year and approval of the engagement by a majority of the Fund’s independent directors. The procedures permit the Audit Committee to pre-approve the provisions of types or categories of non-audit services for the Fund and permissible non-audit services for ECMC on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit Committee is to receive a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approving all audit services and permitted non-audit services, the Audit Committee or a delegated member should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee may also designate a member of the Committee to pre-approve non-audit services that have not been pre-approved or changes in non-audit services previously pre-approved. Any actions by the designated member are to be ratified by the Audit Committee by the time of its next regularly scheduled meeting. The Fund’s pre-approval procedures are reviewed annually by the Audit

Committee and the Fund maintains a record of the decisions made by the Committee pursuant to the procedures.

There were no non-audit fees billed by PwC to ECMC. In addition, PwC did not provide any non-audit services to any entity controlling, controlled by, or under common control with ECMC.

The proposal to ratify the appointment of PwC as the Fund’s independent auditors requires the affirmative vote of a majority of the outstanding shares of the Fund’s Common Stock represented and entitled to vote at the Annual Meeting.

The Board unanimously recommends that each stockholder vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the Fund.

OTHER MATTERS

The Board knows of no matters other than those listed in the Notice of Annual Meeting that are likely to come before the annual meeting. However, if any other matter properly comes before the meeting, the individuals named as proxies will vote in accordance with their best judgment on such matters.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting are not received by the time scheduled for the annual meeting, the individuals named as proxies may move for one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares present at the meeting.

ANNUAL REPORT

The financial statements of the Fund are contained in the 2004 Annual Report to Stockholders, which has been previously provided to the stockholders. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. A copy of the Fund’s Annual Report to Stockholders is available without charge upon request. Please direct your request to Equus II Incorporated, Attention: Investor Relations, P.O. Box 130197, Houston, Texas 77219-0197, (713) 529-0900.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2006 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2006 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, the Fund’s Secretary must receive stockholder proposals no later than December 1, 2005. Proposals should be sent to the Fund, c/o Equus Capital Management Corporation, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019, attention: Nolan Lehmann. Submission of a stockholder proposal does not guarantee inclusion in the Fund’s proxy statement or form of proxy because certain SEC rules must be met.

Advance Notice Procedure. Under our bylaws no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered an appropriate notice to the Fund’s Secretary. To be properly brought before the meeting a stockholder must deliver a written notice to the Fund at the address set forth in the following paragraph of the stockholder’s intention to present a proposal (containing certain information specified in the bylaws about the stockholder and the proposed action) not les than 60 nor more than 90 days prior to the meeting;

provided, however, that in the event less than 70 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, your notice to be timely must be received not later than the close of business on the fifth day following the day on which such notice is mailed or such public disclosure was made.

In addition, under our bylaws if you are a stockholder and wish to make a director nomination at a stockholders’ meeting, you must deliver written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Harry O. Nicodemus, IV, Secretary, Equus II Incorporated, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019, within the time limits described above for delivering of notice of stockholder proposal and comply with the information requirements in the bylaws relating to stockholder nominations. See “Governance of the Fund – How does the Board select nominees for the Board?” for additional information about stockholder nominations.

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Fund’s proxy statement.

The proxy solicited by the Board of Directors for the 2006 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Fund is provided with notice of such proposal no later than February 15, 2006.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Corporate Secretary, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.

Stockholder Communications with the Board. Stockholders who wish to communicate directly with the Board, or specified individual directors may do so by writing to the Board or individual directors in care of the Office of Secretary, Equus II Incorporated, 2727 Allen Parkway, 13th Floor, Houston, Texas. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Committee of Independent Directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls, or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Corporate Governance. The Fund is a Delaware corporation subject to the provisions of the Delaware General Corporation Law. The Fund’s day-to-day operations and requirements as to the place and time, conduct, and voting, at a meeting of stockholders are governed by the Fund’s certificate of incorporation and bylaws, the provisions of the Delaware General Corporation Law, and the provisions of the Investment Company Act. A copy of the our certificate of incorporation and bylaws, corporate governance guidelines, and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees may be obtained by writing to the Corporate Secretary, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. Our certificate of incorporation and bylaws, corporate governance guidelines, and committee charters will also be available in the near future by accessing the Fund’s website at www.equuscap.com.

Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Board of Directors of the Fund. The cost of soliciting proxies in the enclosed form will be paid by the Fund. Officers and regular employees of the Fund and ECMC may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile, or electronic means. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. We will, upon request, reimburse brokerage firms and others for their responsible expenses in forwarding solicitation material to the beneficial owners of stock.

Exhibit A

FORM OF INVESTMENT ADVISORY AGREEMENT

Agreement dated as of                     , 2005 (the “Agreement”), by and between Moore Clayton Capital Advisors, Inc., a Delaware corporation (the “Adviser”), and Equus II Incorporated, a Delaware corporation (the “Company”).

WHEREAS, the Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “Investment Company Act”), and is in the business of making investments in equity and equity-oriented securities issued in private placements, primarily in connection with leveraged buyouts and leveraged recapitalizations and making short-term investments for its own account;

WHEREAS, the Adviser is an investment adviser registered as such under the Investment Advisers Act of 1940 (collectively, with the rules and regulations promulgated thereunder, the “Advisers Act”) and is engaged in the business of providing management and investment advisory services with respect to companies participating in leveraged buyouts and leveraged recapitalizations transactions and making temporary short-term investments; and

WHEREAS, the Company deems it advisable to retain the Adviser to furnish certain management and investment advisory services to the Company, and the Adviser wishes to be retained to provide such services, on the terms and conditions hereinafter set forth; and

WHEREAS, the parties acknowledge that Equus Capital Administration Company, an affiliate of the Adviser (the “Administrator”), is providing administrative services to the Company under an Administration Agreement dated                     , 2005 (the “Administration Agreement”), between the Company and the Administrator;

NOW THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, it is agreed by and between the parties hereto as follows:

SECTION 1

DUTIES OF THE ADVISER

1.1 Engagement. Commencing on the date hereof, the Company hereby engages and retains the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth, in accordance with (i) the investment objectives, policies, and restrictions of, and applicable to, the Company, as such investment objectives, policies, and restrictions may be amended from time to time, (ii) the Investment Company Act, (iii) the policies adopted by the Board to the extent such policies do not conflict with any provisions of this Agreement, (iv) all other applicable federal and state securities and commodities laws, rules, and regulations, and (v)

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the Company’s certificate of incorporation and by-laws, as such certificate of incorporation and by-laws may be amended from time to time.

1.2 Services. Without limiting the generality of Section 1.1, the Adviser shall, during the term and subject to the provisions of this Agreement provide, or arrange for suitable third parties to provide, any and all management and investment advisory services necessary for the operation of the Company and the conduct of its business. Such management and investment advisory services shall include, but not be limited to, the following:

(a)	determining the composition of the portfolio of the Company, the nature and timing of the changes therein, and the manner of implementing such changes;

(b)	identifying, evaluating, and negotiating the structure of the investments made by the Company;

(c)	monitoring the performance of, and managing the Company’s investments;

(d)	determining the securities and other assets that the Company will purchase, retain, or sell and the terms on which any such securities are purchased and sold;

(e)	arranging for the disposition of investments for the Company;

(f)	recommending to the Board the fair value of the Company’s investments that are not publicly traded debt or equity securities based upon the valuation guidelines adopted by the Board;

(g)	voting proxies in accordance with the proxy voting policies and procedures adopted by the Adviser; and

(h)	providing the Company with such other investment advice, research, and related services as the Company may, from time to time, reasonably require for the investment of the Company’s assets.

The Adviser shall have the power and authority on behalf of the Company to effect its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for purchase or sale transactions on behalf of the Company. If the Company determines to acquire debt financing, the Adviser will arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments or arrange financing on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle in accordance with the Investment Company Act.

1.3 Records. The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records related to the provision of investment advisory

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services to the Company and required to be maintained under Rule 31a-2 under the Investment Company Act for an investment adviser to a business development company and shall maintain all books and records with respect to the Company’s portfolio transactions. The Adviser agrees that any records that it maintains for the Company as required under the Investment Company Act are the property of the Company and it will surrender promptly to the Company any such records upon the Company’s request, provided that (i) the Adviser may retain a copy of such records and (ii) nothing contained herein shall prevent the Adviser from using the performance track record of the Company’ following any termination of this Agreement.

1.4 Control and Supervision. The performance by the Adviser of its duties and obligations hereunder shall be subject to the control and supervision of the Board and the Adviser’s determination of what services are necessary or required for operation or to reasonably conduct the business of the Company shall be subject to review by the Board. The Adviser shall provide periodic and special reports to the Board of its performance of its obligations hereunder as the Board may request.

1.5 Acceptance. The Adviser hereby accepts such engagement and agrees during the term hereof, at its expense, to provide the services described herein and to assume the obligations herein set forth for the compensation provided herein.

1.6 Independent Contractor. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

1.7 Compliance. The Adviser represents that it is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Advisers Act. The Adviser agrees that its activities with respect to the Company will at all times be in compliance in all material respects with applicable federal securities and state securities laws governing its operations and investments. The Adviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as defined in Rule 38a-1 under the Investment Company Act) by the Adviser. The Adviser shall provide the Company, at such times as the Company may reasonably request, with a copy of such policies and procedures and a written report that addresses the operation of the policies and procedures; such report shall be of sufficient scope and sufficient detail, as may reasonably be required to comply with Rule 38a-1 and to provide reasonable assurance that any weaknesses in the design or implementation of the policies and procedures would be disclosed by such examination, and, if there are no such weaknesses, the report shall so state.

1.8 Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker, or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker, or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is

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reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

SECTION 2

USE OF SUB-INVESTMENT ADVISER

The Adviser may, subject to requirements of the Investment Company Act, employ one or more sub-investment advisers (each, a “Sub-Adviser”) to assist the Adviser in the performance of its duties under this Agreement. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objectives and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company. Such use of a Sub-Adviser does not relieve the Adviser of any duty or liability it would otherwise have under this Agreement. Compensation of any such Sub-Adviser for services provided and expenses assumed under any agreement between the Adviser and such Sub-Adviser permitted under this paragraph is the sole responsibility of the Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law and shall contain a provision requiring any Sub-Adviser to comply with Sections 1.3 and 1.7.

SECTION 3

SERVICES OF THE ADVISER NOT EXCLUSIVE

3.1 Limitations on the Employment of the Adviser. The obligations of the Adviser to the Company and the services furnished by the Adviser hereunder are not exclusive. The Adviser and its Affiliates (as hereinafter defined) may engage in any other business or furnish the same or similar services to others, including businesses that may be in direct or indirect competition with the business of the Company and may be in direct competition with the Company for particular investments, so long as its services to the Company under this Agreement are not impaired thereby. It is contemplated that from time to time one or more Affiliates of the Adviser may serve as directors, officers, or employees of the Company or otherwise have an interest or affiliation with the Company or have the same or similar relationships with competitors of the Company. Nothing in this Agreement shall limit or restrict the right of any manager, partner, officer, agent, or employee of the Adviser or its Affiliates, who may also be a manager, officer, agent, or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or dissimilar nature, or to receive fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). Neither the Adviser nor any of its Affiliates shall in any manner be liable to the Company by reason of the foregoing activities of the Adviser or such Affiliate. Within 60 days after the end of each calendar quarter of the Company, the Adviser will furnish the Board with

4

information on a confidential basis, as to any investment within the investment objective of the Company made during such quarter by the Adviser or any Sub-Adviser for their own account or the account of others. So long as this Agreement remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to provide the services called for hereunder.

3.2 Responsibility of Dual Directors, Officers, and Employees. It is understood that directors, officers, employees, and stockholders of the Company are or may become interested in the Adviser and its Affiliates, as directors, officers, employees, partners, stockholders, members, and managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members, and managers of the Adviser and its Affiliates are or may become similarly interested in the Company as stockholders or otherwise. If any person who is a manager, partner, officer, or employee of the Adviser is or becomes a director, officer, or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer, or employee of the Adviser shall be deemed to be acting in such capacity for the Company, and not as a manager, partner, officer, or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

SECTION 4

ALLOCATION OF COSTS AND EXPENSES

4.1 Costs and Expenses Allocated to the Company. Except as otherwise expressly provided for in Section 4.2, during the term of this Agreement the Company will bear (and to the extent paid by the Adviser will reimburse the Adviser for) the costs and expenses of the Company’s business, operations, and investments, which include the following:

(a)	administration fees and expenses payable under the Administration Agreement;

(b)	brokerage and commission expense and other transaction costs incident to the acquisition and dispositions of investments;

(c)	federal, state, and local taxes and fees, including transfer taxes and filing fees, incurred by or levied upon the Company;

(d)	interest charges and other fees in connection with borrowings by the Company;

(e)	fees and expenses payable to the SEC and any fees and expenses of state securities regulatory authorities;

(f)	expenses of preparing, printing, filing, and distributing reports and notices to stockholders and regulatory bodies including the SEC;

(g)	costs of proxy solicitation and meetings of stockholders and the Board;

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(h)	charges and expenses of the Company’s custodian, administrator, and transfer and dividend disbursing agent;

(i)	compensation and expenses of the Company’s directors who are not interested persons of the Company or the Adviser (“Independent Directors”), and of any of the Company’s officers who are not interested persons of the Adviser; expenses of all directors in attending meetings of the Board or stockholders;

(j)	legal and auditing fees and expenses, including expenses incident to the documentation for, and consummation of, transactions;

(k)	costs of certificates representing the shares of the Company’s common stock;

(l)	the costs of membership by the Company or its directors or executive officers in any trade organizations;

(m)	any insurance premiums (including fidelity bond and directors and officers errors and omission liability insurance premiums);

(n)	expenses of offering the Company’s common stock and other securities including registering securities under federal and state securities laws;

(o)	subject to Board approval:

(i)	reasonable expenses with respect to the investigation, acquisition and disposition of investments;

(ii)	reasonable fees payable to third parties, including agents or consultants in monitoring financial and legal affairs of the Company and the Company’s investments;

(iii)	reasonable expenses associated with litigation and other extraordinary or non-recurring expenses; and

(iv)	other reasonable costs and expenses directly allocable and identifiable to the Company or its business or investments.

4.2 Costs and Expenses Allocated to the Adviser. The expenses to be borne by the Adviser are limited to the following:

(a)

to the extent allocable for the provision of investment advisory or management services required to be provided to the Company by the Adviser under this Agreement, the cost of adequate office space for the investment professionals of the Adviser and their respective staffs, and all

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necessary office equipment and services, including telephone service, heat, utilities, and similar items, and supplies; and

(b)	to the extent allocable for the provision of the investment advisory or management services required to be provided to the Company by the Adviser under this Agreement, the wages, salaries, and benefits of the Adviser’s investment professionals, employees, and personnel.

4.3 Payment or Assumption by the Adviser. The payment or assumption by the Adviser of any expense of the Company that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Company on any subsequent occasion.

SECTION 5

MANAGEMENT FEES

5.1 Compensation for Services. In consideration of the services to be provided by the Adviser under this Agreement, the Company agrees to pay the Adviser, and the Adviser agrees to accept as compensation for the services provided hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereafter set forth. The Adviser may agree to temporarily or permanently waive or defer, in whole or in part, the Base Management Fee and/or the Incentive Fee.

5.2 Base Management Fee. The Base Management Fee shall be calculated at an annual rate of 2% of the Company’s net assets.

The Base Management Fee shall be paid quarterly in arrears thereafter in accordance with the provisions of Section 5.6 below and will be appropriately prorated for any partial quarter.

5.3 Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(a)

The first part, which is payable quarterly in arrears, will equal 20% of the amount, if any, by which (i) the Company’s Net Investment Income (as hereinafter defined) for the quarter exceeds (ii) the product of (A) the Net Assets (as hereinafter defined) of the Company at the end of the preceding quarter multiplied by (B) 2% (“Hurdle Rate”). “Net Investment Income” means (i) interest income (including accrued original issue discount and interest payable in kind), dividend income, royalty payments, net profits interest payments, and any other income (including any other fees such as

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commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees, or other fees that the Company receives from portfolio companies) accrued by the Company during the fiscal quarter, minus (ii) the Company’s expenses for the quarter (including, without limitation, the Base Management Fee, expenses payable by the Company under the Administration Agreement, interest expense, and dividends paid on any issued and outstanding preferred stock, if any, of the Company, but excluding the Incentive Fee payable under this Section 5.3 during such quarter); provided, however, that with respect to any special, one-time, nonrecurring (paid on less than a quarterly basis), or extraordinary payment of interest or dividend income received or accrued by the Company during any fiscal quarter, no more than 25% of such payment shall be allocated to any fiscal quarter. The fee shall be payable quarterly in arrears. The Hurdle Rate will be pro rated for any period of less than three months. “Net Assets” means the total assets, less total liabilities, of the Company, determined in accordance with generally accepted accounting principles consistently applied.

(b)	The second part of the Incentive Fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each fiscal year (or upon termination of this Agreement as set forth below), and will equal (i) 20% of (A) the Company’s cumulative Net Realized Capital Gains from the date of this Agreement to the last day of such fiscal year, if any, less (B) the amount of Unrealized Capital Depreciation on the last day of such fiscal year (but excluding all Unrealized Capital Depreciation attributable to any period ended on or prior to the date of this Agreement); less (ii) the aggregate amount of Capital Gains Fees payments to the Advisor in prior fiscal years, provided, however, that if the amount calculated under this Section is less than zero, there shall be no implied obligation by Adviser to pay any fees back to the Company.

The Capital Gains Fee shall be payable on the first business day after the Company files its Annual Report on Form 10-K for such year. If this Agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying the Capital Gains Fee.

The terms used in calculating the Capital Gains Fee have the following meanings:

“Realized Capital Gains” means:

(i)

with respect to a security that the Company held on the effective date of this Agreement (a) the amount by which the net amount realized from the sale or other disposition of such security, exceeds (b) the fair value of such security on the effective date of this Agreement as determined by the

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Company in accordance with generally accepted accounting principles (“GAAP”) and the Investment Company Act; and

(ii)	with respect to a security that the Company acquires after the effective date of this Agreement, (a) the amount by which the net amount realized from the sale or other disposition of such security, exceeds (b) the cost as adjusted of such security as determined by the Company in accordance with GAAP and the Investment Company Act.

“Realized Capital Losses” means:

(i)	with respect to a security that the Company held on the effective date of this Agreement, (a) the amount by which the net amount received from the sale or other disposition of such security is less than (b) the fair value of such security on the effective date of this Agreement as determined by the Company in accordance with GAAP and the Investment Company Act; provided, however, that “Realized Capital Losses” shall be determined without regard to any Unrealized Capital Depreciation occurring on or prior to the date of this Agreement; and

(ii)	with respect to a security that the Company acquires after the effective date of this Agreement, (a) the amount by which the net amount received from the sale or other disposition of such security is less than (b) the cost as adjusted of such security as determined by the Company in accordance with GAAP and the Investment Company Act; provided, however, that “Realized Capital Losses” shall be determined without regard to any Unrealized Capital Depreciation occurring on or prior to the date of this Agreement.

“Net Realized Capital Gains” means Realized Capital Gains minus Realized Capital Losses (but not less than zero).

“Unrealized Capital Depreciation” means with respect to a security the amount by which the fair value of such security at the end of a fiscal year as determined by the Company in accordance with GAAP and the Investment Company Act is less than the cost as adjusted of such security.

5.4 Proration of Fees. If this Agreement becomes effective or terminates before the end of any fiscal quarter, the Base Management Fee and Incentive Fee for the period from the effective day to the end of the fiscal quarter or from the beginning of such quarter to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full fiscal quarter in which such effectiveness or termination occurs. In the event that this Agreement shall terminate as of a date that is not a fiscal year end, the termination date shall

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be treated as though it were a fiscal year end for purposes of calculating and paying an Incentive Fee.

5.5 Fee Reduction. If (a) the Adviser, (b) a manager, officer, agent, or employee of the Adviser, (c) a company controlling, controlled by, or under common control with the Adviser, or (d) a director, officer, agent, or employee of any such company receives any compensation from a company whose securities are held in the Company’s portfolio in connection with the provision to that company of significant managerial assistance, the compensation due to the Adviser hereunder shall be reduced by the amount of such fee. If such amounts have not been fully offset at the time of termination of this Agreement, the Adviser shall pay such excess amounts to the Company upon termination.

5.6 Calculation and Payment of Management and Incentive Fees. The Adviser and the Company shall make a good faith estimate of the Base Management Fee payable for each month or quarter (the “Estimated Base Management Fee”) within ten (10) business days after the end of each month or quarter. The Company will pay the Adviser an amount equal to such Estimated Base Management Fee promptly after determination of the Estimated Base Management Fee. A final calculation of the Base Management Fee (the “Final Base Management Fee”) shall be completed in conjunction with the completion of the Company’s Quarterly Reports of Form 10-Q or Annual Report on Form 10-K, as the case may be. To the extent the Estimated Base Management Fee paid to the Adviser for any period exceeds the Final Base Management Fee for such period, within five business days of such notification by the Company, the Adviser shall pay such difference to the Company. To the extent the Estimated Base Management Fee paid to the Adviser for any period is less than the Final Base Management Fee for such period, the Company shall pay the Adviser such difference on the day after the Company files its Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be. The Incentive Fee payable for any period shall be calculated in conjunction with the completion of the Company’s Annual Report on Form 10-K for such period. The Incentive Fee, if any, shall be payable by the Company on the day after it files its Annual Report on Form 10-K.

SECTION 6

LIMITATION OF LIABILITY OF THE ADVISER

Except for the “disabling conduct” set forth in Sections 17(h) and 17(i) of the Investment Company Act, the Adviser (and its partners and the Adviser’s and its partners’ officers, managers, agents, employees, controlling persons, members, and any other person or entity affiliated with the Adviser including, without limitation, its general partner and the Administrator (collectively, “Affiliates”)) shall not be liable to the Company, or any stockholder of the Company, for any error of judgment, mistake of law, any loss or damage with respect to any investment of the Company, or any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company.

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SECTION 7

INDEMNIFICATION OF THE ADVISER

Except for the disabling conduct set forth in Sections 17(h) and 17(i) of the Investment Company Act, the Company shall indemnify the Adviser (and its partners and the Adviser’s and its partners’ officers, managers, agents, employees, committee members, controlling persons, members, and any other person or entity affiliated with the Adviser or any of the foregoing, including its general partner and the Administrator, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened, or completed action, suit, investigation, or other proceeding whether civil, criminal, administrative, or investigative (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding any termination of this Agreement, the provisions of this Section 7 of this Agreement shall remain in full force and effect, and the Indemnified Parties shall remain entitled to the benefits thereof. The satisfaction of any indemnification and any holding harmless hereunder shall be from and limited to assets of the Company.

Absent a court determination that the person seeking indemnification was not liable by reason of the disabling conduct set forth in Sections 17(h) and 17(i) of the Investment Company Act, the decision by the Company to indemnify such person shall be based upon the reasonable determination, based upon a review of the facts, that such person was not liable by reason of such disabling conduct, by (a) the vote of a majority of the Company’s Independent Directors who are not parties to such action, suit, or proceeding or (b) an independent legal counsel in a written opinion.

Expenses incurred by the Adviser in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit, or proceeding as authorized by the Board in the specific case upon receipt of an undertaking by or on behalf of the Adviser to repay such amount unless it shall ultimately be determined that the Adviser is entitled to be indemnified by the Company as authorized in this Section 7, provided that at least one of the following conditions precedent has occurred in the specific case: (a) the Administrator has provided security for its undertaking; (b) the Company is insured against losses arising by reason of any lawful advances; or (c) a majority of a quorum of the disinterested non-party directors of the Company or an independent legal counsel in a written opinion, shall determine, based upon a review of the readily available facts, that there is reason to believe that the Adviser ultimately will be found entitled to indemnification. The advancement and indemnification provisions in this Section 7 shall apply to all threatened, pending, and completed actions, suits, or proceedings in which the Adviser is a party or is threatened to be made a party during the term of this Agreement.

For purposes of this Section 7, any provision hereof applicable to the Adviser shall also be applicable to any person serving as a partner of the Adviser or any of their directors, officers, employees, agents, members, committee members, controlling persons or Affiliates of the

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Adviser or any of the foregoing if such person is made a party or is threatened to be made a party to a threatened, pending, or completed action, suit, or proceeding in such capacity. The indemnification and advancement provisions of this Section 7 shall be independent of and in addition to any indemnification and advancement provisions that may apply to any director, officer, employee, agent, or Affiliate of the Adviser because of any other position that such person may hold with the Company.

SECTION 8

DURATION AND TERMINATION

8.1 Duration. This Agreement shall become effective as of the date hereof and shall continue in effect until                     , 2007, and subsequently for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually (a) by the vote of a majority of the directors of the Company, cast in person at a meeting called for that purpose, or by the vote of a majority of the outstanding voting securities of the Company and (b) by the vote of a majority of the Company’s Independent directors, in accordance with the requirements of the Investment Company Act.

8.2 Termination. This Agreement may be terminated at any time, without payment of any penalty, by the Board or by the shareholders of the Company acting by the vote of at least a majority of the outstanding voting securities of the Company, provided in either case that 60 days’ written notice of termination be given to the Adviser at its principal place of business. The Adviser may also terminate this Agreement at any time by giving 60 days’ written notice of termination to the Company, addressed to its principal place of business.

8.3 Effect of Termination of Expiration. The provisions of Section 6 and 7 shall remain in full force and effect and the Adviser and its representatives shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement. Further, notwithstanding the termination or expiration of this Agreement, the Adviser shall be entitled to any amounts owed under Section 5 through the date of termination or expiration.

SECTION 9

GENERAL PROVISIONS

9.1 Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

9.2 Proprietary Rights. The Adviser has proprietary rights in the Company’s name. The Company acknowledges and agrees that the Adviser may withdraw the use of such names from the Company should it cease to act as the investment adviser to the Company.

9.3 Notice of Filing of Certificate of Incorporation. All parties hereto are expressly put on notice of the Company’s Certificate of Incorporation and all amendments thereto, all of

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which are on file with the Secretary of State of Delaware, and the limitation of director, officer, agent, employee, and stockholder liability contained therein. This Agreement has been executed by and on behalf of the Company by its representatives as such representatives and not individually, and the obligations of the Company hereunder are not binding upon any of the directors, officers, agents, employees, or stockholders of the Company individually but are binding upon only the assets and property of the Company.

9.4 Amendment of this Agreement. This Agreement may be amended by the mutual consent of the parties in writing, but the consent of the Company must be obtained in accordance with the requirements of the Investment Company Act.

9.5 Assignment. This Agreement may not be assigned by either party hereto and shall terminate automatically in the event of any assignment (within the meaning of the Investment Company Act) of this Agreement.

9.6 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the Investment Company Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the Investment Company Act, the Investment Company Act shall control.

9.7 Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms ”majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “investment adviser,” “security,” and “making available significant managerial assistance” shall have the same meaning as such terms have in the Investment Company Act, subject to such exemption as may be granted by the Commission by any rule, regulation, or order. Where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

9.8 Entire Agreement. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

9.9 Counterparts. This Agreement may be executed in counterparts which together shall constitute a single agreement.

9.10 Severability. If a provision of this Agreement, or its application to any person or circumstance, is held invalid or unenforceable in any jurisdiction, to the extent permitted by law, the enforceability provision or its application to persons or circumstances other than those as to

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which it is held invalid or unenforceable and in other jurisdictions, and the remaining provisions of this Agreement, shall not be affected.

MOORE CLAYTON CAPITAL ADVISORS, INC.

By:
Name:
Title:

EQUUS II INCORPORATED

By:
Name:
Title:

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[Moore Clayton Letterhead]

Moore Clayton Capital Advisors, Inc. is pleased to have the opportunity to provide investment advisory services to Equus II Incorporated (the “Company”) under the Investment Advisory Agreement dated                     , 2005 (the “Agreement”). This letter supplements certain valuation provides in the Agreement.

1. Management Fees. With respect to a portfolio security that the Company holds on the effective date of the Agreement, Section 5.3 of the Agreement defines:

“Realized Capital Gains” to mean:

“(a) the amount by which the net amount realized from the sale or other disposition of such security, exceeds (b) the fair value of such security on the effective date of this Agreement as determined by the Company in accordance with generally accepted accounting principles (“GAAP”) and the Investment Company Act....”

“Realized Capital Losses” to mean:

“(a) the amount by which the net amount received from the sale or other disposition of such security is less than (b) the fair value of such security on the effective date of this Agreement as determined by the Company in accordance with GAAP and the Investment Company Act.... ”

2. Supplemental Terms. The Board of Directors of the Company shall determine the “fair value” of a security in the context of Section 5.3 of the Agreement using as a benchmark the valuations set forth in the Company’s Form 10-Q filed with the SEC for the quarterly period ended March 31, 2005. Starting with the benchmark valuation, the Board will determine the security’s fair value in accordance with the Company’s fair value pricing policies and procedures.

3. Duration, Termination, and General Provisions. The duration, termination, and general provisions of this letter shall be the same as those set forth in Sections 8 and 9 of the Agreement.

* * *

Thank you for the opportunity to provide investment advisory services to the Company. If you have any questions or would like to discuss this further, please contact me.

Sincerely, MOORE CLAYTON CAPITAL ADVISORS, INC.

By:
Name:
Title:

Accepted: EQUUS II INCORPORATED

By:
Name:
Title:

Date of Acceptance:

EQUUS II INCORPORATED

2727 Allen Parkway, 13th Floor, Houston, Texas 77019

This Proxy is Solicited by the Board of Directors of Equus II Incorporated (the “Fund”) for the Annual Meeting of Stockholders on June 14, 2005

The undersigned hereby constitutes and appoints Sam P. Douglass or Nolan Lehmann, with full power of substitution and revocation to each, the true and lawful attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of EQUUS II INCORPORATED, to be held on June 14, 2005, at 9:00 a.m. local time, at Meeting Room No. 1, Ground Level, Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019, or any adjournment thereof (the “Annual Meeting”) and to vote the shares of Common Stock, $.001 par value per share, of the Fund (“Shares”), standing in the name of the undersigned on the books of the Fund on May 2, 2005, the record date for the Annual Meeting, with all powers the undersigned would possess if personally present at the Annual Meeting.

The undersigned hereby acknowledges previous receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and hereby revokes any proxy or proxies heretofore given by the undersigned.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

EQUUS II INCORPORATED

June 14, 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X

1. Election of the ten nominees listed below to the Board of Directors:

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

O Richard F. Bergner O Charles M. Boyd O Sam P. Douglass O Alan D. Feinsilver O Gregory J. Flanagan O Henry W. Hankinson O Robert L. Knauss O Anthony R. Moore O Dr. Francis D. Tuggle O James M. Walsh

FOR AGAINST ABSTAIN

2. Approval of a new Management Agreement between the Fund and Moore, Clayton Capital Advisors, Inc.

3. Ratification of the appointment of Pricewaterhouse-Coopers LLP as the independent auditors for the Fund for the fiscal year ending December 31, 2005

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, the proxy will be voted FOR election of directors and FOR proposals 2 and 3.

The Board of Directors knows of no other matter to come before the meeting. If any other matter is properly brought before the meeting with respect to which the Fund was not provided notice on or before February 15, 2005, the proxies will have discretion to vote the proxy on such matter in accordance with their best judgment.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.